Item 77D.  Policies with respect to security investments.

Columbia Funds Master Investment Trust
        Columbia Large Cap Core Master Portfolio (formerly, Nations Strategic Growth Master Portfolio)
         Effective September 23, 2005, Columbia Large Cap Core Master Portfolio modified its policy of investing at least 65% of its assets in common stocks of companies selected from among major industry sectors. The new, non-fundamental policy states that Columbia Large Cap Core Master Portfolio will invest, under normal circumstances, at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the S&P 500 Index at the time of purchase.



77E Legal Proceedings:

On February 9, 2005, BACAP (which has since been renamed Columbia Management Advisors, LLC) ("Columbia") and BACAP Distributors (which has since merged into Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General
(the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, Columbia and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, the Columbia Group to reduce Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. The Columbia Group is currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and Independent Trustees and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Columbia Funds or their shareholders can not be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia funds.



Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly Nations Funds Trust) (the "Trust"), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including Columbia and the Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names the Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Trust against BAC and others that asserts claims under federal securities laws and state common law. The Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against the Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Trust has filed a motion to dismiss that is pending. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.


Item 77M.  Mergers.


Columbia Funds Master Investment Trust

         On September 26, 2005, Columbia Large Cap Value Fund (formerly, Nations Value Fund), the feeder fund which invests all of its assets in Columbia Large Cap Core Master Portfolio (formerly, Nations Value Master Portfolio) (the "Acquiring Fund"), acquired the assets and assumed the liabilities of Columbia Growth & Income Fund (a series of CFST VI) and Columbia Tax-Managed Value Fund (a series of CFST I) (together, the "Acquired Funds"), in a tax-free reorganization in an exchange for shares of the Acquired Funds, pursuant to an agreement and plan of reorganization approved by both the Acquiring Fund's and Acquired Funds' shareholders and Boards of Directors/Trustees.



77O Transactions effected pursuant to Rule 10f-3


Nations High Income Portfolio (Fund)

On April 14, 2005, Nations High Income Portfolio (Fund) purchased 30,000 par value of common stock notes of Whiting Petroleum Corp 7.25% 13 (Securities) for a total purchase price of $29,552.10 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; Edward D. Jones & Co; RBC Capital Markets; Harris Williams & Co; JR Williston & Beane; Pritchard Capital Partners; Simmons & Co; Sterne Agee & Leach Inc.; Barclays Capital; HSBC Securities; RBS Greenwich Capital; BB&T Investment Services.




Nations High Yield Bond Portfolio (FUND)

On July 27, 2005, Nations High Yield Bond Portfolio (Fund) purchased 1,240,000 par value of common stock notes of Sungard Data Systems Inc (Securities) for a total purchase price of $1,240,000.00 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Citigroup; JP Morgan; Goldman, Sachs & Co.; Morgan Stanley.



Columbia High Income Bond Master Portfolio
(formerly Nations High Yield Bond Fund Master Portfolio) (FUND)

On July 27, 2005, Columbia High Income Bond Master Portfolio (Fund) purchased 13,535,000 par value of common stock notes of Sungard Data Systems Inc (Securities) for a total purchase price of $13,535,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Citigroup; JP Morgan; Goldman, Sachs & Co.; Morgan Stanley.



Columbia Intermediate Core Bond Master Portfolio
(formerly Nations Intermediate Master Portfolio) (FUND)

On August 10, 2005, Columbia Intermediate Core Bond Master Portfolio (Fund) purchased 2,460,000 par value of bonds of Credit Suisse First Boston 4.875 8/15/10 (Securities) for a total purchase price of $2,459,803.20 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:



Columbia Small Cap Growth Master Portfolio
(formerly Nations Small Company Fund Master) (FUND)

On August 11, 2005, Columbia Small Cap Growth Master Portfolio (Fund) purchased 99,350 par value of equity of Strategic Hotel Capital (Securities) for a total purchase price of $1,783,332.51 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Citigroup; JP Morgan; Goldman, Sachs & Co.; Morgan Stanley;
Citgroup; Bear Stearns & Co. Inc; Calyon Securities (USA) Inc.; Dresdner Kleinwort Wassertein Securities LLC; Scotia Capital; UBS Investment Bank.




77Q1 Exhibits



                     INVESTMENT ADVISORY AGREEMENT
                COLUMBIA FUNDS MASTER INVESTMENT TRUST


      THIS AGREEMENT is made as of September 30, 2005, by and between COLUMBIA FUNDS MASTER INVESTMENT TRUST, a Delaware statutory trust ("Master Trust"), and COLUMBIA MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (the "Adviser"), on behalf of those portfolios of Master Trust now or hereafter identified on Schedule I hereto (each a "Master Portfolio" and collectively, the "Master Portfolios").

      WHEREAS, Master Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Adviser is registered with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act") as an investment adviser;

      WHEREAS, Master Trust and the Adviser desire to enter into an agreement to provide for investment advisory services to Master Trust upon the terms and conditions hereinafter set forth; and

      WHEREAS, Master Trust and the Adviser contemplate that certain duties of the Adviser under this Agreement will be delegated to one or more investment sub-adviser(s) (the "Sub-Adviser(s)") pursuant to separate sub-advisory agreement(s) (the "Sub-Advisory Agreement(s)");

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1. Appointment. Master Trust hereby appoints the Adviser to act as investment adviser to each Master Portfolio for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In the event that Master Trust establishes one or more portfolios other than the Master Portfolios with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement it shall notify Master Trust in writing whereupon such portfolio shall become a Master Portfolio hereunder and shall be subject to the provisions of this Agreement except to the extent that said provisions (including those relating to the compensation payable by the Master Portfolio to the Adviser) are modified with respect to such Master Portfolio in writing by Master Trust and the Adviser at the time.

      2. Delegation of Responsibilities. Subject to the approval of Master Trust's Board of Trustees and, if required, the interestholders of the Master Portfolios, the Adviser may, pursuant to the Sub-Advisory Agreement(s), delegate to the Sub-Adviser(s) those of its duties hereunder identified in the Sub-Advisory Agreement(s), provided that the Adviser shall continue to supervise and monitor the performance of the duties delegated to the Sub-Adviser(s) and any such delegation shall not relieve the Adviser of its duties and obligations under this Agreement. The Adviser shall be solely responsible for compensating the Sub-Adviser(s) for services rendered under the Sub-Advisory Agreement(s).

      3. Delivery of Documents. Master Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

              (a) Master Trust's Certificate of Trust, as filed with the Secretary of State of Delaware on January 14, 1999, and Declaration of Trust and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

              (b) Master Trust's By-Laws and amendments thereto (such By-Laws, as presently in effect and as it shall from time to time be amended, is herein called the "By-Laws");

              (c) votes of Master Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

              (d) Master Trust's Registration Statement, as amended, on Form N-1A under the 1940 Act (File No. 811-09347); and

              (e) the most recent prospectus of Master Trust relating to each Master Portfolio (such prospectus together with the related statement of additional information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

      Master Trust will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

      4. Management. Subject to the supervision of Master Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Master Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Master Portfolio. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Master Portfolios and will place the daily orders for the purchase or sale of securities. The Adviser will provide the services rendered by it under this Agreement in accordance with each Master Portfolio's investment objective, policies and restrictions as stated in the Prospectus and votes of Master Trust's Board of Trustees. The Adviser further agrees that it will:

              (a) update each Master Portfolio's cash availability throughout the day as required;

              (b) maintain historical tax lots for each portfolio security held by each Master Portfolio;

              (c) transmit trades to Master Trust's custodian for proper settlement;

              (d) maintain all books and records with respect to each Master Portfolio's securities and transactions;

              (e) supply Master Trust and its Board of Trustees with reports and statistical data as requested; and

              (f) prepare a quarterly broker security transaction summary and monthly security transaction listing for each Master Portfolio.

      5. Other Covenants. The Adviser agrees that it:

              (a) will comply with all applicable Rules and Regulations of the Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law, including but not limited to the 1940 Act and the Advisers Act;

              (b) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

              (c) will not make loans to any person to purchase or carry Master Portfolio shares;

              (d) will place orders pursuant to its investment determinations for the Master Portfolios either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of each Master Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker/dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Master Portfolio(s) and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of Master Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Master Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the particular Master Portfolio and to Master Trust. In addition, the Adviser is authorized to take into account the sale of shares of Master Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or Master Trust's principal underwriter), provided that the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Adviser or Master Trust's principal underwriter for the Master Portfolios or an affiliated person of either acting as principal or broker, except as permitted by the Commission or applicable law;

              (e) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. In making investment recommendations for a Master Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer (or related supporting institution) of securities proposed for purchase or sale for the Master Portfolio's account are customers of the commercial departments of its affiliates. In dealing with commercial customers, such commercial departments will not inquire or take into consideration whether securities of those customers are held by the Master Portfolio; and

              (f) will treat confidentially, and as proprietary information of Master Trust, all records and other information relative to Master Trust and prior, present or potential interestholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by Master Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Master Trust).

      6. Services Not Exclusive. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Master Portfolio or the size of the position obtainable for or disposed of by a Master Portfolio.

      7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for each Master Portfolio are the property of Master Trust and further agrees to surrender promptly to Master Trust any of such records upon Master Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

      8. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Master Portfolios. In addition, if the aggregate expenses borne by any Master Portfolio in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which its shares are registered or qualified for sale to the public, the Adviser together with the Master Portfolio's administrator(s) shall reimburse such Master Portfolio for such excess in proportion to the fees otherwise payable to them for such year. The obligation of the Adviser to reimburse Master Trust hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Adviser shall reimburse Master Trust for the full amount of its share of any such excess expenses regardless of the fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over Master Trust so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

      9. Compensation. For the services provided to each Master Portfolio and the expenses assumed pursuant to this Agreement, Master Trust will pay the Adviser and the Adviser will accept as full compensation therefor a fee for that Master Portfolio determined in accordance with Schedule I attached hereto. The fee attributable to each Master Portfolio shall be a separate charge to such Master Portfolio and shall be the several (and not joint or joint and several) obligation of each such Master Portfolio. Master Trust and the Adviser may, from time to time, agree to reduce, limit or waive the amounts payable hereunder with respect to one or more Master Portfolios for such period or periods they deem advisable.

      10. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by Master Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, directors, employees or agents, in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

      11. Term and Approval. This Agreement shall become effective when approved, and shall continue in effect until the second anniversary of its effective date. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods ending on January 1, provided that the continuation of the Agreement is specifically approved at least annually:

                     (a)(i) by Master Trust's Board of Trustees or (ii) by the
              vote of "a majority of the outstanding voting securities" of the Master Portfolio (as defined in Section 2(a)(42) of the 1940 Act); and

                     (b) by the affirmative vote of a majority of Master
              Trustees of Master Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of Master Trust), by votes cast in person at a meeting specifically called for such purpose.

      12. Termination. This Agreement may be terminated at any time with respect to:

                     (a) a Master Portfolio, without the payment of any penalty, by vote of Master Trust's Board of Trustees or by vote of a majority of a Master Portfolio's outstanding voting securities, or by the Adviser, upon written notice to the other parties to this Agreement; or

                     (b) by the Adviser on sixty (60) days' written notice to the other parties to this Agreement.

              Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement affecting a Master Portfolio shall be effective until approved by vote of a majority of the outstanding voting securities of such Master Portfolio. However, this shall not prevent the Adviser from reducing, limiting or waiving its fee.

      14. Release. The names "Columbia Funds Master Investment Trust" and "Trustees of Columbia Funds Master Investment Trust" refer respectively to Master Trust created and Master Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust and the Certificate of Trust dated January 14, 1999, as amended on September 26, 2005, which is hereby referred to and copies of which are on file at the principal office of Master Trust. The obligations of "Columbia Funds Master Investment Trust" entered into in the name or on behalf thereof by any of Master Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of Master Trustees, interestholders, or representatives of Master Trust personally, but bind only Master Trust Property (as defined in the Declaration of Trust) and all persons dealing with any class of shares of Master Trust must look solely to Master Trust Property belonging to such class for the enforcement of any claims against Master Trust.

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and shall be governed by Delaware law.

      16. Counterparts. This Agreement may be executed in any manner of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                    COLUMBIA FUNDS MASTER INVESTMENT TRUST
                                     on behalf of the Master Portfolios

                                    By:  /s/ Christpher L. Wilson
                                         Christopher L. Wilson
                                         President


                                     COLUMBIA MANAGEMENT ADVISORS, LLC
                                    By:  /s/ Roger Sayler
                                         Roger Sayler
                                         Executive Vice President


                              SCHEDULE I

         Master Trust shall pay the Adviser as full compensation for services provided and expenses assumed hereunder an advisory fee for each Master
Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Master Portfolio:

------------------------------------------------------------------ ----------------------------------- ----------------------------
                                                                                Rate of                         Effective
Master Portfolio                                                              Compensation                        Date

------------------------------------------------------------------ ----------------------------------- ----------------------------
------------------------------------------------------------------ ----------------------------------- ----------------------------
Columbia Intermediate Core Bond Master Portfolio                   o        0.40% up to $500 million            5/21/1999
                                                                   o        0.35% in excess of $500       amended rate 12/01/04
                                                                     million and up to $1 billion
                                                                   o        0.32% in excess of $1
                                                                     billion and up to $1.5 billion
                                                                   o        0.29% in excess of $1.5
                                                                     billion and up to $3 billion
                                                                   o        0.28% in excess of $3
                                                                     billion and up to $6 billion
                                                                   o        0.27% in excess of $6
                                                                     billion
------------------------------------------------------------------ ----------------------------------- ----------------------------
------------------------------------------------------------------ ----------------------------------- ----------------------------
Columbia Multi-Advisor International Equity Master Portfolio       o        0.70% up to $500 million            8/19/1999
                                                                   o        0.65% in excess of $500       amended rate 12/01/04
                                                                     million and up to $1 billion
                                                                   o        0.60% in excess of $1
                                                                     billion and up to $1.5 billion
                                                                   o        0.55% in excess of $1.5
                                                                     billion and up to $3 billion
                                                                   o        0.53% in excess of $3
                                                                     billion and up to $6 billion
                                                                   o        0.51% in excess of $6
                                                                     billion
------------------------------------------------------------------ ----------------------------------- ----------------------------
------------------------------------------------------------------ ----------------------------------- ----------------------------
Columbia Marsico Focused Equities Master Portfolio                 o        0.75% up to $500 million            8/19/1999
                                                                   o        0.70% in excess of $500       amended rate 12/01/04
                                                                     million and up to $1 billion
                                                                   o        0.65% in excess of $1
                                                                     billion and up to $1.5 billion
                                                                   o        0.60% in excess of $1.5
                                                                     billion and up to $3 billion
                                                                   o        0.58% in excess of $3
                                                                     billion and up to $6 billion
                                                                   o        0.56% in excess of $6
                                                                     billion
------------------------------------------------------------------ ----------------------------------- ----------------------------
------------------------------------------------------------------ ----------------------------------- ----------------------------
Columbia Marsico Growth Master Portfolio                           o        0.75% up to $500 million            8/19/1999
                                                                   o        0.70% in excess of $500       amended rate 12/01/04
                                                                     million and up to $1 billion
                                                                   o        0.65% in excess of $1
                                                                     billion and up to $1.5 billion
                                                                   o        0.60% in excess of $1.5
                                                                     billion and up to $3 billion
                                                                   o        0.58% in excess of $3
                                                                     billion and up to $6 billion
                                                                   o        0.56% in excess of $6
                                                                     billion
------------------------------------------------------------------ ----------------------------------- ----------------------------
------------------------------------------------------------------ ----------------------------------- ----------------------------
Columbia International Value Master Portfolio                      o        0.85% up to $500 million           10/15/1999
                                                                   o        0.80% in excess of $500       amended rate 12/01/04
                                                                     million and up to $1 billion
                                                                   o        0.75% in excess of $1
                                                                     billion and up to $1.5 billion
                                                                   o        0.70% in excess of $1.5
                                                                     billion and up to $3 billion
                                                                   o        0.68% in excess of $3
                                                                     billion up to $6 billion
                                                                   o        0.66% in excess of $6
                                                                     billion
------------------------------------------------------------------ ----------------------------------- ----------------------------


Approved:  November 21, 2002
Last Amended:  September 30, 2005


                          INVESTMENT ADVISORY AGREEMENT
                     COLUMBIA FUNDS MASTER INVESTMENT TRUST

        THIS AGREEMENT is made as of September 30, 2005, by and between COLUMBIA FUNDS MASTER INVESTMENT TRUST, a Delaware statutory trust ("Master Trust"), and COLUMBIA MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (the "Adviser"), on behalf of those series of Master Trust now or hereafter identified on Schedule I (each, a "Master Portfolio" and collectively, the "Master Portfolios").

        WHEREAS, Master Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

        WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

        WHEREAS, Master Trust desires that the Adviser manage the investment operations of the Master Portfolios and the Adviser desires to manage said operations; and

        WHEREAS, the Board of Trustees of Master Trust (the "Board"), including a majority of the Trustees who are not "interested persons" (as defined herein) of any party to this Agreement, have approved this arrangement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of Adviser. Master Trust hereby appoints the Adviser and the Adviser hereby agrees to manage the investment operations of each Master Portfolio subject to the terms of this Agreement and subject to the supervision of the Board. Master Trust and the Adviser contemplate that certain duties of the Adviser under this Agreement may be delegated to one or more investment sub-adviser(s) (the "Sub-Adviser(s)") pursuant to separate investment sub-advisory agreement(s) (the "Sub-Advisory Agreement(s)"). The Adviser may, in its discretion, provide services under this Agreement through its own employees or through one or more affiliated companies that are qualified to act as investment advisers under applicable law and are under common control of Bank of America Corporation.

2. Services of Adviser. The Adviser shall perform, or arrange for the performance of, the management services necessary for the investment operations of each Master Portfolio, including but not limited to:

(a) Managing the investment and reinvestment of all assets, now or hereafter acquired by each Master Portfolio, including determining what securities and other investments are to be purchased or sold for each Master Portfolio and executing transactions accordingly;

(b) Transmitting trades to each Master Portfolio's custodian for settlement in accordance with each Master Portfolio's procedures and as may be directed by Master Trust;

(c) Assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations;

(d) Making recommendations as to the manner in which voting rights, rights to consent to Master Portfolio action and any other rights pertaining to each Master Portfolio's portfolio securities shall be exercised;

(e) Making recommendations to the Board with respect to Master Portfolio investment policies and procedures, and carrying out such investment policies and procedures as are adopted by the Board;

(f) Supplying reports, evaluations, analyses, statistical data and information to the Board or to the Master Portfolios' officers and other service providers as the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of Master Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

(g) Maintaining all required books and records with respect to the investment decisions and securities transactions for each Master Portfolio;

(h) Furnishing any and all other services, subject to review by the Board, that the Adviser from time to time determines to be necessary or useful to perform its obligations under this Agreement or as the Board may reasonably request from time to time.

3. Responsibilities of Adviser. In carrying out its obligations under this Agreement, the Adviser agrees that it will:

(a) Comply with all applicable law, including but not limited to the 1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder, and the conditions of any order affecting Master Trust or a Master Portfolio issued thereunder;

(b) Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(c) Not make loans to any person for the purpose of purchasing or carrying Master Portfolio shares;

(d) Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Master Portfolios either directly with the issuer or with any broker or dealer (including any affiliated broker or dealer). In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of each Master Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider whether such broker or dealer furnishes research and other information or services to the Adviser;

(e) Adhere to the investment objective, strategies and policies and procedures of Master Trust adopted on behalf of each Master Portfolio; and

(f) Maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. In making investment recommendations for a Master Portfolio, the Adviser's investment advisory personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Master Portfolio's account are customers of the commercial departments of its affiliates. In dealing with commercial customers, such commercial departments will not inquire or take into consideration whether securities of those customers are held by the Master Portfolio.

4. Confidentiality of Information. Each party agrees that it will treat confidentially all information provided by the other party regarding such other party's business and operations, including without limitation the investment activities or holdings of a Master Portfolio. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

5. Delegation of Duties. Subject to the approval of the Board and, if required, the shareholders of the Master Portfolios, the Adviser may delegate to one or more Sub-Adviser(s) any or all of its duties hereunder, provided that the Adviser shall continue to supervise and monitor the performance of the duties delegated to the Sub-Adviser(s) and any such delegation shall not relieve the Adviser of its duties and obligations under this Agreement. The Adviser shall be solely responsible for compensating the Sub-Adviser(s) for performing any of the duties delegated to them. The Adviser may request that Master Trust pay directly to the Sub-Adviser(s) the portion of the Adviser's compensation that the Adviser is obligated to pay to the Sub-Adviser(s). If Master Trust agrees to such request, it will pay such portion to the Sub-Adviser(s) on behalf of the Adviser, thereby reducing the compensation paid to the Adviser by the amount paid directly to the Sub-Adviser(s). However, such an arrangement will not relieve the Adviser of its responsibility for compensating the Sub-Adviser(s). In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement through its own employees or through one or more affiliated companies that are qualified to act as investment advisers under applicable law and are under common control of Bank of America Corporation or through other Sub-Adviser(s) as approved by Master Trust in accordance with applicable law.

6. Services Not Exclusive. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Master Portfolio or the size of the position obtainable for or disposed of by a Master Portfolio. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's partners, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. Delivery of Documents. Master Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

(a) Master Trust's Certificate of Trust, as filed with the Secretary of State of Delaware, and Declaration of Trust (such Declaration of Trust, as presently in effect and as from time to time amended, is herein called the "Declaration of Trust");

(b)                        Master Trust's Bylaws, if any;

(c) the most recent prospectus(es) and statement(s) of additional information relating to each Master Portfolio (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus"); and

(d) any and all applicable policies and procedures approved by the Board.

         Master Trust will promptly furnish the Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records that it maintains for each Master Portfolio under this Agreement are the property of Master Trust and further agrees to surrender promptly to Master Trust any of such records upon request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

9. Expenses of the Master Portfolios. Except to the extent expressly assumed by the Adviser and except to any extent required by law to be paid or reimbursed by the Adviser, the Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Master Portfolios. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other service providers' fees and expenses, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders and interest payments and other fees or charges associated with any credit facilities established by or on behalf of the Master Portfolios.

10. Compensation. Except as otherwise provided herein, for the services provided to each Master Portfolio and the expenses assumed pursuant to this Agreement, Master Trust will pay the Adviser and the Adviser will accept as full compensation therefor a fee determined in accordance with Schedule I attached hereto; provided, however, that the compensation paid to the Adviser shall be reduced by any amount paid by Master Trust directly to the Sub-Advisor(s) pursuant to Section 5 of this Agreement. In addition, the Adviser or its affiliated persons may receive compensation or reimbursement of recordkeeping, bookkeeping, accounting, administrative and transactional fees or charges incurred in connection with any credit facilities established by or on behalf of the Master Portfolios. The fees or charges attributable to each Master Portfolio shall be a separate charge to such Master Portfolio and shall be the several (and not joint or joint and several) obligation of each such Master Portfolio. Master Trust and the Adviser may, from time to time, agree to reduce, limit or waive the amounts payable hereunder with respect to one or more Master Portfolios for such period or periods they deem advisable.

11. Liability of Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by Master Trust in connection with the performance of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or any of its officers, directors, employees or agents, in the performance of their duties under this Agreement, or from reckless disregard by it or obligations and duties under this Agreement.

12. Term and Approval. This Agreement will become effective as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Master Portfolio as of the date set forth on Schedule I when each such Master Portfolio is added thereto. The Agreement shall continue in effect for a Master Portfolio after the second anniversary of the effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Master Portfolio at least annually:

(a) (i) by the Board or (ii) by the vote of "a majority of the outstanding voting securities" of the Master Portfolio (as defined in Section 2(a)(42) of the 1940
                           Act); and

(b) by the affirmative vote of a majority of the Trustees of Master Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of Master Trust), by votes cast in person at a meeting specifically called for such purpose.

13. Termination. This Agreement may be terminated without payment of any penalty at any time by:

(a) Master Trust with respect to a Master Portfolio, by vote of the Board or by vote of a majority of a Master Portfolio's outstanding voting securities, upon sixty (60) days' written notice to the Adviser; or

(b) the Adviser with respect to a Master Portfolio, upon sixty (60) days' written notice to Master Trust.

         Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order. For the purposes of this paragraph, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act shall apply.

14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of Master Trust shall be One Financial Center, Boston, Massachusetts, 02111
Attention: Secretary, and that of the Adviser shall be One Financial Center, Boston, Massachusetts, 02111, Attention: President.

16. Release. The names "Columbia Funds Master Investment Trust" and "Trustees of Columbia Funds Master Investment Trust" refer respectively to Master Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of Master Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of Master Trust and that no Trustee, officer or shareholder shall be personally liable for any such liabilities. All persons dealing with any Master Portfolio of Master Trust must look solely to the property belonging to such Master Portfolio for the enforcement of any claims against Master Trust.

17. Miscellaneous. This Agreement contains the entire understanding of the parties hereto. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

18. Governing Law. This Agreement shall be governed by, and construed in accordance with, Delaware law and the federal securities laws, including the 1940 Act and the Advisers Act.

19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                        COLUMBIA FUNDS MASTER INVESTMENT TRUST
                        on behalf of the Master Portfolios

                      By:  /s/ Christopher L. Wilson
                           Christopher L. Wilson
                           President


                       COLUMBIA MANAGEMENT ADVISORS, LLC

                      By: /s/ Roger Sayler
                           Roger Sayler
                           Executive Vice President

                                 SCHEDULE I

         The Master Trust shall pay the Adviser, as full compensation for services provided and expenses assumed hereunder, an advisory fee for each Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Master Portfolio:

--------------------------------------------------------------- ----------------------------------------- ----------------
                                                                                Rate of                   Effective Date
Master Portfolio                                                              Compensation

--------------------------------------------------------------- ----------------------------------------- ----------------
--------------------------------------------------------------- ----------------------------------------- ----------------
Columbia High Income Master Portfolio                           o        0.55% up to $500 million            02/14/00
                                                                o        0.52% in excess of $500           amended rate
                                                                  million and up to $1 billion               12/01/04
                                                                o        0.49% in excess of $1 billion
                                                                  and up to $1.5 billion
                                                                o        0.46% in excess of $1.5 billion
--------------------------------------------------------------- ----------------------------------------- ----------------
--------------------------------------------------------------- ----------------------------------------- ----------------
Columbia Marsico 21st Century Master Portfolio                  o        0.75% up to $500 million            04/07/00
                                                                o        0.70% in excess of $500           amended rate
                                                                  million and up to $1 billion               12/01/04
                                                                o        0.65% in excess of $1 billion
                                                                  and up to $1.5 billion
                                                                o        0.60% in excess of $1.5
                                                                  billion and up to $3 billion
                                                                o        0.58% in excess of $3 billion
                                                                  and up to $6 billion
                                                                o        0.56% in excess of $6 billion
--------------------------------------------------------------- ----------------------------------------- ----------------
--------------------------------------------------------------- ----------------------------------------- ----------------
Columbia Marsico International Opportunities Master Portfolio        0.80%                                   08/01/00
--------------------------------------------------------------- ----------------------------------------- ----------------
--------------------------------------------------------------- ----------------------------------------- ----------------
Columbia Small Cap Value Master Portfolio                       o        0.70% up to $500 million            04/30/02
                                                                o        0.65% in excess of $500           amended rate
                                                                  million and up to $1 billion               12/01/04
                                                                o        0.60% in excess of $1 billion
--------------------------------------------------------------- ----------------------------------------- ----------------
--------------------------------------------------------------- ----------------------------------------- ----------------
Columbia Large Cap Core Master Portfolio                        o        0.60% up to $500 million            05/10/02
                                                                o        0.55% in excess of $500           amended rate
                                                                  million and up to $1 billion               12/01/04
                                                                o        0.50% in excess of $1 billion
                                                                  and up to $1.5 billion
                                                                o        0.45% in excess of $1.5
                                                                  billion and up to $3 billion
                                                                o        0.43% in excess of $3 billion
                                                                  and up to $6 billion
                                                                o        0.41% in excess of $6 billion
--------------------------------------------------------------- ----------------------------------------- ----------------
--------------------------------------------------------------- ----------------------------------------- ----------------
Columbia Small Cap Growth Master Portfolio                      o        0.70% up to $500 million            08/01/03
                                                                  0.65% up to $1 billion                   amended rate
                                                                  0.60% in excess of $1 billion              12/01/04
--------------------------------------------------------------- ----------------------------------------- ----------------


Approved:  November 21, 2002
Last Amended:  September 30, 2005



                          INVESTMENT ADVISORY AGREEMENT
                           COLUMBIA FUNDS SERIES TRUST

        THIS AGREEMENT is made as of September 30, 2005 by and between COLUMBIA FUNDS SERIES TRUST, a Delaware statutory trust (the "Trust"), and COLUMBIA MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (the "Adviser"), on behalf of those series of the Trust now or hereafter identified on Schedule I (each, a "Fund" and collectively, the "Funds").

        WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

        WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

        WHEREAS, the Trust desires that the Adviser manage the investment operations of the Funds and the Adviser desires to manage said operations; and

        WHEREAS, the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not "interested persons" (as defined herein) of any party to this Agreement, have approved this arrangement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of Adviser. The Trust hereby appoints the Adviser and the Adviser hereby agrees to manage the investment operations of each Fund subject to the terms of this Agreement and subject to the supervision of the Board. The Trust and the Adviser contemplate that certain duties of the Adviser under this Agreement may be delegated to one or more investment sub-adviser(s) (the "Sub-Adviser(s)") pursuant to separate investment sub-advisory agreement(s) (the "Sub-Advisory Agreement(s)"). The Adviser may, in its discretion, provide services under this Agreement through its own employees or through one or more affiliated companies that are qualified to act as investment advisers under applicable law and are under common control of Bank of America Corporation.

2. Services of Adviser. The Adviser shall perform, or arrange for the performance of, the management services necessary for the investment operations of each Fund, including but not limited to:

(a) Managing the investment and reinvestment of all assets, now or hereafter acquired by each Fund, including determining what securities and other investments are to be purchased or sold for each Fund and executing transactions accordingly;

(b) Transmitting trades to each Fund's custodian for settlement in accordance with each Fund's procedures and as may be directed by the Trust;

(c) Assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations;

(d) Making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to each Fund's portfolio securities shall be exercised;

(e) Making recommendations to the Board with respect to Fund investment policies and procedures, and carrying out such investment policies and procedures as are adopted by the Board;

(f) Supplying reports, evaluations, analyses, statistical data and information to the Board or to the Funds' officers and other service providers as the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

(g) Maintaining all required books and records with respect to the investment decisions and securities transactions for each Fund;

(h) Furnishing any and all other services, subject to review by the Board, that the Adviser from time to time determines to be necessary or useful to perform its obligations under this Agreement or as the Board may reasonably request from time to time.

3. Responsibilities of Adviser. In carrying out its obligations under this Agreement, the Adviser agrees that it will:

(a) Comply with all applicable law, including but not limited to the 1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder, and the conditions of any order affecting the Trust or a Fund issued thereunder;

(b) Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(c) Not make loans to any person for the purpose of purchasing or carrying Fund shares;

(d) Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer (including any affiliated broker or dealer). In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider whether such broker or dealer furnishes research and other information or services to the Adviser;

(e) Adhere to the investment objective, strategies and policies and procedures of the Trust adopted on behalf of each Fund; and

(f) Maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. In making investment recommendations for a Fund, the Adviser's investment advisory personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Fund's account are customers of the commercial departments of its affiliates. In dealing with commercial customers,such commercial departments will not inquire or take into consideration whether securities of those customers are held by the Fund.

4. Confidentiality of Information. Each party agrees that it will treat confidentially all information provided by the other party regarding such other party's business and operations, including without limitation the investment activities or holdings of a Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

5. Delegation of Duties. Subject to the approval of the Board and, if required, the shareholders of the Funds, the Adviser may delegate to one or more Sub-Adviser(s) any or all of its duties hereunder, provided that the Adviser shall continue to supervise and monitor the performance of the duties delegated to the Sub-Adviser(s) and any such delegation shall not relieve the Adviser of its duties and obligations under this Agreement. The Adviser shall be solely responsible for compensating the Sub-Adviser(s) for performing any of the duties delegated to them. The Adviser may request that the Trust pay directly to the Sub-Adviser(s) the portion of the Adviser's compensation that the Adviser is obligated to pay to the Sub-Adviser(s). If the Trust agrees to such request, it will pay such portion to the Sub-Adviser(s) on behalf of the Adviser, thereby reducing the compensation paid to the Adviser by the amount paid directly to the Sub-Adviser(s). However, such an arrangement will not relieve the Adviser of its responsibility for compensating the Sub-Adviser(s). In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement through its own employees or through one or more affiliated companies that are qualified to act as investment advisers under applicable law and are under common control of Bank of America Corporation or through other Sub-Adviser(s) as approved by the Trust in accordance with applicable law.

6. Services Not Exclusive. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's partners, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

(a) the Trust's Certificate of Trust, as filed with the Secretary of State of Delaware, and Declaration of Trust (such Declaration of Trust, as presently in effect and as from time to time amended, is herein called the "Declaration of Trust");

(b) the most recent prospectus(es) and statement(s) of additional information relating to each Fund (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus"); and

(c) any and all applicable policies and procedures approved by the Board.

         The Trust will promptly furnish the Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

9. Expenses of the Funds. Except to the extent expressly assumed by the Adviser and except to any extent required by law to be paid or reimbursed by the Adviser, the Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Funds. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other service providers' fees and expenses, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders and interest payments and other fees or charges associated with any credit facilities established by or on behalf of the Funds.

10. Compensation. The Adviser shall perform its services pursuant to this Agreement at no charge to the Funds. In addition, the Adviser hereby agrees that it will charge identical fee rates, based on average daily net assets in each Fund, to all investors investing in each Fund, unless and until Commission and Internal Revenue Service rules, regulations, interpretations or orders permit otherwise.

11. Liability of Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or any of its officers, directors, employees or agents, in the performance of their duties under this Agreement, or from reckless disregard by it of obligations and duties under this Agreement.

12. Term and Approval. This Agreement will become effective as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Fund as of the date set forth on Schedule I when each such Fund is added thereto. The Agreement shall continue in effect for a Fund after the second anniversary of the effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Fund at least annually:

(a) (i) by the Board or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

(b) by the affirmative vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

13. Termination. This Agreement may be terminated without payment of any penalty at any time by:

(a) the Trust with respect to a Fund, by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser; or

(b) the Adviser with respect to a Fund, upon sixty (60) days' written notice to the Trust.

         Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order. For the purposes of this paragraph, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act shall apply.

14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be One Financial Center, Boston Massachusetts, 02111-2621,
Attention: Secretary, and that of the Adviser shall be One Financial Center, Boston Massachusetts, 02111-2621, Attention: President.

16. Release. The names "Columbia Funds Series Trust" and "Trustees of Columbia Funds Series Trust" refer respectively to the Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee, officer or shareholder shall be personally liable for any such liabilities. All persons dealing with any Fund of the Trust must look solely to the property belonging to such Fund for the enforcement of any claims against the Trust.

17. Miscellaneous. This Agreement contains the entire understanding of the parties hereto. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

18. Governing Law. This Agreement shall be governed by, and construed in accordance with, Delaware law and the federal securities laws, including the 1940 Act and the Advisers Act.

19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                             COLUMBIA FUNDS SERIES TRUST
                                              on behalf of the Funds

                                            By: /s/ Christopher L. Wilson
                                                Christopher L. Wilson
                                                President


                                            COLUMBIA MANAGEMENT ADVISORS, LLC
                                               By: /s/ Roger Sayler
                                                     Roger Sayler
                                                     Executive Vice President

                                 SCHEDULE I


---------------------------------------------------- -------------------------

Fund                                                         Effective Date
---------------------------------------------------- -------------------------
---------------------------------------------------- -------------------------
 Corporate Bond Portfolio                                       08/28/02
---------------------------------------------------- -------------------------
---------------------------------------------------- -------------------------
 Mortgage- and Asset-Backed Portfolio                           08/28/02
---------------------------------------------------- -------------------------
---------------------------------------------------- -------------------------
 High Income Portfolio                                          08/28/02
---------------------------------------------------- -------------------------

Approved:  November 21, 2002
Last Amended:  September 30, 2005



                                  ASSUMPTION AGREEMENT

         WHEREAS, Columbia Funds Series Trust, on behalf of its Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio and High Income Portfolio (collectively, the "Funds"), has entered into an investment advisory agreement with Columbia Management Advisors, LLC (the "Adviser") effective September 30, 2005 (the "Investment Advisory Agreement");

         WHEREAS, Section 9 of the Investment Advisory Agreement contemplates that the Adviser may expressly assume the expenses incurred in the operation of the Funds;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and in the Investment Advisory Agreement, the Adviser agrees as follows:

         Expenses of the Funds. The Adviser hereby agrees to bear all fees and expenses of the Funds except taxes, brokerage fees and commissions, costs, including interest expenses, of borrowing money, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. The expenses borne by the Adviser shall include, but not be limited to, custodian, transfer agent, legal and audit fees and costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the cost of preparing and printing prospectuses and statements of additional information distributed to the Funds' shareholders.

         IN WITNESS WHEREOF, the Adviser has caused this Agreement to be executed by its duly authorized officer designated below as of September 30, 2005.

                                   COLUMBIA MANAGEMENT ADVISORS, LLC


                              By:  /s/ Roger Sayler
                                    Roger Sayler
                                    Executive Vice President



                                 INVESTMENT ADVISORY AGREEMENT
                                COLUMBIA FUNDS SERIES TRUST

        THIS AGREEMENT is made as of September 30, 2005, by and between COLUMBIA FUNDS SERIES TRUST, a Delaware statutory trust (the "Trust"), and COLUMBIA MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (the "Adviser"), on behalf of those series of the Trust now or hereafter identified on Schedule I (each, a "Fund" and collectively, the "Funds").

        WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

        WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

        WHEREAS, the Trust desires that the Adviser manage the investment operations of the Funds and the Adviser desires to manage said operations; and

        WHEREAS, the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not "interested persons" (as defined herein) of any party to this Agreement, have approved this arrangement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of Adviser. The Trust hereby appoints the Adviser and the Adviser hereby agrees to manage the investment operations of each Fund subject to the terms of this Agreement and subject to the supervision of the Board. The Trust and the Adviser contemplate that certain duties of the Adviser under this Agreement may be delegated to one or more investment sub-adviser(s) (the "Sub-Adviser(s)") pursuant to separate investment sub-advisory agreement(s) (the "Sub-Advisory Agreement(s)"). The Adviser may, in its discretion, provide services under this Agreement through its own employees or through one or more affiliated companies that are qualified to act as investment advisers under applicable law and are under common control of Bank of America Corporation.

2. Services of Adviser. The Adviser shall perform, or arrange for the performance of, the management services necessary for the investment operations of each Fund, including but not limited to:

(a) Managing the investment and reinvestment of all assets, now or hereafter acquired by each Fund, including determining what securities and other investments are to be purchased or sold for each Fund and executing transactions accordingly;

(b) Transmitting trades to each Fund's custodian for settlement in accordance with each Fund's procedures and as may be directed by the Trust;

(c) Assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations;

(d) Making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to each Fund's portfolio securities shall be exercised;

(e) Making recommendations to the Board with respect to Fund investment policies and procedures, and carrying out such investment policies and procedures as are adopted by the Board;

(f) Supplying reports, evaluations, analyses, statistical data and information to the Board or to the Funds' officers and other service providers as the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

(g) Maintaining all required books and records with respect to the investment decisions and securities transactions for each Fund;

(h) Furnishing any and all other services, subject to review by the Board, that the Adviser from time to time determines to be necessary or useful to perform its obligations under this Agreement or as the Board may reasonably request from time to time.

3. Responsibilities of Adviser. In carrying out its obligations under this Agreement, the Adviser agrees that it will:

(a) Comply with all applicable law, including but not limited to the 1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder, and the conditions of any order affecting the Trust or a Fund issued thereunder;

(b) Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(c) Not make loans to any person for the purpose of purchasing or carrying Fund shares;

(d) Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer (including any affiliated broker or dealer). In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider whether such broker or dealer furnishes research and other information or services to the Adviser;

(e) Adhere to the investment objective, strategies and policies and procedures of the Trust adopted on behalf of each Fund; and

(f) Maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. In making investment recommendations for a Fund, the Adviser's investment advisory personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Fund's account are customers of the commercial departments of its affiliates. In dealing with commercial customers, such commercial departments will not inquire or take into consideration whether securities of those customers are held by the Fund.

4. Confidentiality of Information. Each party agrees that it will treat confidentially all information provided by the other party regarding such other party's business and operations, including without limitation the investment activities or holdings of a Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

5. Delegation of Duties. Subject to the approval of the Board and, if required, the shareholders of the Funds, the Adviser may delegate to one or more Sub-Adviser(s) any or all of its duties hereunder, provided that the Adviser shall continue to supervise and monitor the performance of the duties delegated to the Sub-Adviser(s) and any such delegation shall not relieve the Adviser of its duties and obligations under this Agreement. The Adviser shall be solely responsible for compensating the Sub-Adviser(s) for performing any of the duties delegated to them. The Adviser may request that the Trust pay directly to the Sub-Adviser(s) the portion of the Adviser's compensation that the Adviser is obligated to pay to the Sub-Adviser(s). If the Trust agrees to such request, it will pay such portion to the Sub-Adviser(s) on behalf of the Adviser, thereby reducing the compensation paid to the Adviser by the amount paid directly to the Sub-Adviser(s). However, such an arrangement will not relieve the Adviser of its responsibility for compensating the Sub-Adviser(s). In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement through its own employees or through one or more affiliated companies that are qualified to act as investment advisers under applicable law and are under common control of Bank of America Corporation or through other Sub-Adviser(s) as approved by the Trust in accordance with applicable law.

6. Services Not Exclusive. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's partners, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

(a) the Trust's Certificate of Trust, as filed with the Secretary of State of Delaware, and Declaration of Trust (such Declaration of Trust, as presently in effect and as from time to time amended, is herein called the "Declaration of Trust");

(b) the most recent prospectus(es) and statement(s) of additional information relating to each Fund (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus"); and

(c) any and all applicable policies and procedures approved by the Board.

         The Trust will promptly furnish the Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

9. Expenses of the Funds. Except to the extent expressly assumed by the Adviser and except to any extent required by law to be paid or reimbursed by the Adviser, the Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Funds. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other service providers' fees and expenses, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders and interest payments and other fees or charges associated with any credit facilities established by or on behalf of the Funds.

10. Compensation. Except as otherwise provided herein, for the services provided to each Fund and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation therefor a fee determined in accordance with Schedule I attached hereto; provided, however, that the compensation paid to the Adviser shall be reduced by any amount paid by the Trust directly to the Sub-Advisor(s) pursuant to
                           Section 5 of this Agreement. In addition, the Adviser or its affiliated persons may receive compensation or reimbursement of recordkeeping, bookkeeping, accounting, administrative and transactional fees or charges incurred in connection with any credit facilities established by or on behalf of the Funds. The fees or charges attributable to each Fund shall be a separate charge to such Fund and shall be the several (and not joint or joint and several) obligation of each such Fund. The Trust and the Adviser may, from time to time, agree to reduce, limit or waive the amounts payable hereunder with respect to one or more Funds for such period or periods they deem advisable.

11. Liability of Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or any of its officers, directors, employees or agents, in the performance of their duties under this Agreement, or from reckless disregard by it of obligations and duties under this Agreement.

12. Term and Approval. This Agreement will become effective as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Fund as of the date set forth on Schedule I when each such Fund is added thereto. The Agreement shall continue in effect for a Fund after the second anniversary of the effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Fund at least annually:

(a) (i) by the Board or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

(b) by the affirmative vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

13. Termination. This Agreement may be terminated without payment of any penalty at any time by:

(a) the Trust with respect to a Fund, by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser; or

(b) the Adviser with respect to a Fund, upon sixty (60) days' written notice to the Trust.

         Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order. For the purposes of this paragraph, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act shall apply.

14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be One Financial Center, Boston, Massachusetts, 02111-2621,
Attention: Secretary, and that of the Adviser shall be One Financial Center, Boston, Massachusetts, 02111-2621, Attention: President.

16. Release. The names "Columbia Funds Series Trust" and "Trustees of Columbia Funds Series Trust" refer respectively to the Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee, officer or shareholder shall be personally liable for any such liabilities. All persons dealing with any Fund of the Trust must look solely to the property belonging to such Fund for the enforcement of any claims against the Trust.

17. Miscellaneous. This Agreement contains the entire understanding of the parties hereto. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

18. Governing Law. This Agreement shall be governed by, and construed in accordance with, Delaware law and the federal securities laws, including the 1940 Act and the Advisers Act.

19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                              COLUMBIA FUNDS SERIES TRUST
                                               on behalf of the Funds

                                              By:  /s/ Christoper L. Wilson
                                                   Christopher L. Wilson
                                                   President

                        COLUMBIA MANAGEMENT ADVISORS, LLC

                                               By:  /s/ Roger Sayler
                                                    Roger Sayler
                                                    Executive Vice President

                                   SCHEDULE I

         The Trust shall pay the Adviser, as full compensation for services provided and expenses assumed hereunder, an advisory fee for each Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Fund:

---------------------------------------------------- ------------------------------------------------------------ ----------------
                                                                                   Rate of                         Effective Date
Fund                                                                            Compensation
---------------------------------------------------- ------------------------------------------------------------- ----------------
---------------------------------------------------- ------------------------------------------------------------- ----------------
Columbia Asset Allocation Fund II                                                   0.60%                               06/08/01
                                                                                                                      amended rate
                                                                                                                        01/01/04
---------------------------------------------------- ------------------------------------------------------------- ----------------
---------------------------------------------------- ------------------------------------------------------------- ----------------
Columbia California Intermediate Municipal Bond      o        0.40% up to $500 million                                  08/14/02
Fund                                                 o        0.35% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.32% in excess of $1 billion and up to $1.5 billion      12/01/04
                                                     o        0.29% in excess of $1.5 billion and up to $3 billion
                                                     o        0.28% in excess of $3 billion and up to $6 billion
                                                     o        0.27% in excess of $6 billion
---------------------------------------------------- --------------------------------------------------------------  --------------
---------------------------------------------------- --------------------------------------------------------------- --------------
Columbia California Tax-Exempt Reserves                                             0.15%                                05/10/02
---------------------------------------------------- --------------------------------------------------------------- --------------
---------------------------------------------------- --------------------------------------------------------------- --------------
Columbia Cash Reserves                                                              0.15%                                05/10/02
---------------------------------------------------- ---------------------------------------------------------------- -------------
---------------------------------------------------- ---------------------------------------------------------------- -------------
Columbia Convertible Securities Fund                 o        0.65% up to $500 million                                    05/10/02
                                                     o        0.60% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.55% in excess of $1 billion and up to $1.5 billion        12/01/04
                                                     o        0.50% in excess of $1.5 billion
---------------------------------------------------- ---------------------------------------------------------------- -------------
---------------------------------------------------- ---------------------------------------------------------------- -------------
Columbia Florida Intermediate Municipal Bond Fund    o        0.40% up to $500 million                                    05/10/02
                                                     o        0.35% in excess of $500 million and up to $1 billion      amended rate
                                                     o        0.32% in excess of $1 billion and up to $1.5 billion        12/01/04
                                                     o        0.29% in excess of $1.5 billion and up to $3 billion
                                                     o        0.28% in excess of $3 billion and up to $6 billion
                                                     o        0.27% in excess of $6 billion
---------------------------------------------------- ----------------------------------------------------------------- -------------




---------------------------------------------------- ----------------------------------------------------------------- ------------
Columbia Georgia Intermediate Municipal Bond Fund    o        0.40% up to $500 million                                     05/10/02
                                                     o        0.35% in excess of $500 million and up to $1 billion      amended rate
                                                     o        0.32% in excess of $1 billion and up to $1.5 billion         12/01/04
                                                     o        0.29% in excess of $1.5 billion and up to $3 billion
                                                     o        0.28% in excess of $3 billion and up to $6 billion
                                                     o        0.27% in excess of $6 billion
---------------------------------------------------- ------------------------------------------------------------------ -----------
---------------------------------------------------- ------------------------------------------------------------------ -----------
Columbia Global Value Fund                           o        0.90% up to $500 million                                   04/09/01
                                                     o        0.85% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.80% in excess of $1 billion and up to $1.5 billion       12/01/04
                                                     o        0.75% in excess of $1.5 billion and up to $3 billion
                                                     o        0.73% in excess of $3 billion and up to $6 billion
                                                     o        0.71% in excess of $6 billion
---------------------------------------------------- ---------------------------------------------------------------- ------------
---------------------------------------------------- ---------------------------------------------------------------- ------------
Columbia Government Reserves                                                        0.15%                               05/10/02
---------------------------------------------------- ---------------------------------------------------------------- -------------
---------------------------------------------------- ---------------------------------------------------------------- -------------
Columbia Large Cap Enhanced Core Fund                o        0.35% up to $500 million                                   05/10/02
                                                     o        0.30% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.25% in excess of $1 billion and up to $1.5 billion       12/01/04
                                                     o        0.20% in excess of $1.5 billion and up to $3 billion
                                                     o        0.18% in excess of $3 billion and up to $6 billion
                                                     o        0.16% in excess of $6 billion
---------------------------------------------------- ------------------------------------------------------------------ -----------
---------------------------------------------------- ------------------------------------------------------------------ -----------
Columbia Large Cap Index Fund                                                       0.10%                                 05/10/02
                                                                                                                       amended rate
                                                                                                                         11/01/03
---------------------------------------------------- --------------------------------------------------------------- --------------
---------------------------------------------------- --------------------------------------------------------------  --------------
Columbia Large Cap Value Fund                        o        0.60% up to $500 million                                    05/17/02
                                                     o        0.55% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.50% in excess of $1 billion and up to $1.5 billion         12/01/04
                                                     o        0.45% in excess of $1.5 billion and up to $3 billion
                                                     o        0.43% in excess of $3 billion and up to $6 billion
                                                     o        0.41% in excess of $6 billion
---------------------------------------------------- ---------------------------------------------------------------- ------------
---------------------------------------------------- --------------------------------------------------------------- -------------
Columbia LifeGoal Balanced Growth Portfolio                                         0.25%                                 06/08/01
---------------------------------------------------- --------------------------------------------------------------- -------------
---------------------------------------------------- --------------------------------------------------------------- ------------
Columbia LifeGoal Growth Portfolio                                                  0.25%                                06/08/01
---------------------------------------------------- --------------------------------------------------------------- -------------
---------------------------------------------------- --------------------------------------------------------------- -------------
Columbia LifeGoal Income and Growth Portfolio                                       0.25%                                06/08/01
---------------------------------------------------- --------------------------------------------------------------- -------------
---------------------------------------------------- --------------------------------------------------------------- -------------
Columbia LifeGoal Income Portfolio                   o        0.00% for assets invested in other Underlying Funds and    09/02/03
                                                       0.50% for all other assets
---------------------------------------------------- ---------------------------------------------------------------  -------------
---------------------------------------------------- ---------------------------------------------------------------- -------------
Columbia Marsico Mid Cap Growth Fund                                                0.65%                                 05/10/02
---------------------------------------------------- --------------------------------------------------------------- --------------
---------------------------------------------------- --------------------------------------------------------------- --------------
Columbia Maryland Intermediate Municipal Bond Fund   o        0.40% up to $500 million                                   05/10/02
                                                     o        0.35% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.32% in excess of $1 billion and up to $1.5 billion       12/01/04
                                                     o        0.29% in excess of $1.5 billion and up to $3 billion
                                                     o        0.28% in excess of $3 billion and up to $6 billion
                                                     o        0.27% in excess of $6 billion
---------------------------------------------------- --------------------------------------------------------------  --------------
---------------------------------------------------- --------------------------------------------------------------  --------------
Columbia Mid Cap Index Fund                                                         0.10%                                 03/30/00
                                                                                                                       amended rate
                                                                                                                         11/01/03
---------------------------------------------------- --------------------------------------------------------------- --------------
---------------------------------------------------- --------------------------------------------------------------- --------------
Columbia Mid Cap Value Fund                          o        0.65% up to $500 million                                   11/19/01
                                                     o        0.60% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.55% in excess of $1 billion and up to $1.5 billion       12/01/04
                                                     o        0.50% in excess of $1.5 billion
---------------------------------------------------- ---------------------------------------------------------------- -------------
---------------------------------------------------- ---------------------------------------------------------------- -------------
Columbia Money Market Reserves                                                      0.15%                                05/10/02
---------------------------------------------------- ------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------------- --------------
Columbia Municipal Income Fund                       o        0.41% up to $500 million                                   05/10/02
                                                     o        0.36% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.33% in excess of $1 billion and up to $1.5 billion       12/01/04
                                                     o        0.30% in excess of $1.5 billion and up to $3 billion
                                                     o        0.29% in excess of $3 billion and up to $6 billion
                                                     o        0.28% in excess of $6 billion
---------------------------------------------------- ---------------------------------------------------------------- -------------
---------------------------------------------------- ---------------------------------------------------------------- -------------
Columbia Municipal Reserves                                                         0.15%                                05/10/02
---------------------------------------------------- --------------------------------------------------------------- -------------
---------------------------------------------------- --------------------------------------------------------------- --------------
Columbia New York Tax-Exempt Reserves                                               0.15%                                02/15/02
---------------------------------------------------- --------------------------------------------------------------- --------------
---------------------------------------------------- --------------------------------------------------------------- --------------
Columbia North Carolina Intermediate Municipal       o        0.40% up to $500 million                                    05/10/02
Bond Fund                                            o        0.35% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.32% in excess of $1 billion and up to $1.5 billion       12/01/04
                                                     o        0.29% in excess of $1.5 billion and up to $3 billion
                                                     o        0.28% in excess of $3 billion and up to $6 billion
                                                     o        0.27% in excess of $6 billion
---------------------------------------------------- ----------------------------------------------------------------- ------------
---------------------------------------------------- ----------------------------------------------------------------- ------------
Columbia Short Term Bond Fund                                                       0.30%                                05/10/02
---------------------------------------------------- ---------------------------------------------------------------- -------------
---------------------------------------------------- ---------------------------------------------------------------- -------------
Columbia Short Term Municipal Bond Fund              o        0.30% up to $500 million                                   05/10/02
                                                     o        0.25% in excess of $500 million                          amended rate
                                                                                                                         12/01/04
---------------------------------------------------- ---------------------------------------------------------------- -------------
---------------------------------------------------- ---------------------------------------------------------------- -------------
Columbia Small Cap Index Fund                                                       0.10%                                05/10/02
                                                                                                                       amended rate
                                                                                                                         11/01/03
---------------------------------------------------- ---------------------------------------------------------------- -------------
---------------------------------------------------- ---------------------------------------------------------------  -------------
Columbia South Carolina Intermediate Municipal       o        0.40% up to $500 million                                   05/10/02
Bond Fund                                            o        0.35% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.32% in excess of $1 billion and up to $1.5 billion       12/01/04
                                                     o        0.29% in excess of $1.5 billion and up to $3 billion
                                                     o        0.28% in excess of $3 billion and up to $6 billion
                                                     o        0.27% in excess of $6 billion
---------------------------------------------------- --------------------------------------------------------------- --------------
---------------------------------------------------- --------------------------------------------------------------  --------------
Columbia Tax-Exempt Reserves                                                        0.15%                                05/10/02
---------------------------------------------------- ------------------------------------------------------------- ----------------
---------------------------------------------------- ------------------------------------------------------------  ----------------
Columbia Texas Intermediate Municipal Bond Fund      o        0.40% up to $500 million                                  05/10/02
                                                     o        0.35% in excess of $500 million and up to $1 billion    amended rate
                                                     o        0.32% in excess of $1 billion and up to $1.5 billion      12/01/04
                                                     o        0.29% in excess of $1.5 billion and up to $3 billion
                                                     o        0.28% in excess of $3 billion and up to $6 billion
                                                     o        0.27% in excess of $6 billion
---------------------------------------------------- --------------------------------------------------------------- --------------
---------------------------------------------------- --------------------------------------------------------------  --------------
Columbia Total Return Bond Fund                      o        0.40% up to $500 million                                  05/10/02
                                                     o        0.35% in excess of $500 million and up to $1 billion    amended rate
                                                     o        0.32% in excess of $1 billion and up to $1.5 billion      12/01/04
                                                     o        0.29% in excess of $1.5 billion and up to $3 billion
                                                     o        0.28% in excess of $3 billion and up to $6 billion
                                                     o        0.27% in excess of $6 billion
---------------------------------------------------- ---------------------------------------------------------------- -------------
---------------------------------------------------- ---------------------------------------------------------------- -------------
Columbia Treasury Reserves                                                          0.15%                               05/10/02
---------------------------------------------------- ---------------------------------------------------------------- -------------
---------------------------------------------------- ---------------------------------------------------------------  -------------
Columbia Virginia Intermediate Municipal Bond Fund   o        0.40% up to $500 million                                  05/10/02
                                                     o        0.35% in excess of $500 million and up to $1 billion     amended rate
                                                     o        0.32% in excess of $1 billion and up to $1.5 billion       12/01/04
                                                     o        0.29% in excess of $1.5 billion and up to $3 billion
                                                     o        0.28% in excess of $3 billion and up to $6 billion
                                                     o        0.27% in excess of $6 billion
---------------------------------------------------- ---------------------------------------------------------------- ------------

Approved:  November 21, 2002
Last Amended:  September 30, 2005




                            ASSUMPTION AGREEMENT

         WHEREAS, Columbia Funds Series Trust, on behalf of its Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio. Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Income Portfolio (collectively, the "Funds"), has entered into an investment advisory agreement with Columbia Management Advisors, LLC (the "Adviser") effective September 30, 2005 (the "Investment Advisory Agreement");

         WHEREAS, Section 9 of the Investment Advisory Agreement contemplates that the Adviser may expressly assume the expenses incurred in the operation of the Funds;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and in the Investment Advisory Agreement, the Adviser agrees as follows:

         Expenses of the Funds. The Adviser hereby agrees to bear all fees and expenses of the Funds except taxes, brokerage fees and commissions, costs, including interest expenses, of borrowing money, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. The expenses borne by the Adviser shall include, but not be limited to, custodian, transfer agent, legal and audit fees and costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the cost of preparing and printing prospectuses and statements of additional information distributed to the Funds' shareholders.

         IN WITNESS WHEREOF, the Adviser has caused this Agreement to be executed by its duly authorized officer designated below as of September 30, 2005.


                                       COLUMBIA MANAGEMENT ADVISORS, LLC


                                   By:  /s/ Roger Sayler
                                        Roger Sayler
                                        Executive Vice President